----------------------------- ------------------------------------- ------------ -----------------------------------
         FUND NAME                    SECURITY DESCRIPTION           TRADE DATE   AFFILIATED PRINCIPAL UNDERWRITER

----------------------------- ------------------------------------- ------------ -----------------------------------
 Managed Fixed Income Fund          Quicksilver Resources Inc         06/24/08         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio    XTO Energy Inc. XTO 6.5 12/15/18      08/04/08         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio    XTO Energy Inc. XTO 5.75 12/15/13     08/04/08         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio      Hewlett Packard 6.125% 3/1/14       12/02/08         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio       Pacificorp BRK 5.5 1/15/19         01/05/09         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio        Pacificorp BRK 6 1/15/39          01/05/09         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio      Centerpoint Hous CNP 7 3/1/14       01/06/09         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio     Devon Energy DVN 5.625 1/15/14       01/06/09         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio     Delhaize Group DELH 5 7/8 2/14       01/27/09          Wachovia Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio   General Mills Inc. GIS 5/65 2/15/19    01/29/09         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio      Hess Corp. HES 8 1/8 2/15/19        01/29/09          Wachovia Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio    Altria Group Inc. MO 9.25 8/6/19      02/03/09          Wachovia Securities
----------------------------- ------------------------------------- ------------ -----------------------------------

----------------------------- ------------------------------------- ------------ -----------------------------------
         FUND NAME                    SECURITY DESCRIPTION           TRADE DATE   AFFILIATED PRINCIPAL UNDERWRITER

----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio     Morgan Stanley MSFloat 2/10/12       02/06/09         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio   Hewlett Packard Co. HPQ 4.75 6/2/14    02/23/09         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio       World Omni Auto Receivables        04/07/09          Wachovia Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio         CA State 7.55 4/1/2039           04/22/09         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio      Credit Suisse NY 5.5 5/1/2014       04/28/09         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio            Encana 6.5 5/2019             04/29/09          Wachovia Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio   Honda Auto Receivables Owner Trust     05/05/09          Wachovia Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio      Morgan Stanley 6.0 5/13/2014        05/08/09         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio      Morgan Stanley 7.3 5/13/2019        05/08/09         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
 Total Return Bond Portfolio   JP Morgan Chase & Co. 4.65 6/1/2014    05/13/09          Wachovia Securities
----------------------------- ------------------------------------- ------------ -----------------------------------
Total Return Bond Portfolio       Nordstorm Inc. 6.75 6/1/2014        05/20/09         Wells Fargo Securities
----------------------------- ------------------------------------- ------------ -----------------------------------

-------------------------- ------------------------- -------------------------- -----------------------------------
    EXECUTING BROKER            PURCHASE PRICE           SHARES/PAR AMOUNT               COMMISSION PAID
                                                                                            PER SHARE
-------------------------- ------------------------- -------------------------- -----------------------------------
Credit Suisse Securities            $98.66                    185,000                         $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
         Lehman                     $99.71                   5,315,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
         Lehman                     $99.93                   5,315,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
      Credit Suisse                 $99.56                    4060000                         $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
        Barclays                    $99.35                    880,000                         $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
        Barclays                    $99.05                   1,105,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
      Credit Suisse                 $99.98                   1,100,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
           UBS                      $99.77                   2,755,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
          CHSI                      $99.67                    770,000                         $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
          CHSI                      $99.91                   1,100,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
      Goldman Sachs                 $99.68                   1,321,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
           DB                       $99.88                   3,350,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------

-------------------------- ------------------------- -------------------------- -----------------------------------
    EXECUTING BROKER            PURCHASE PRICE           SHARES/PAR AMOUNT               COMMISSION PAID
                                                                                            PER SHARE
-------------------------- ------------------------- -------------------------- -----------------------------------
          MSCO                     $100.00                  10,860,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
           DB                       $99.99                   7,000,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
          BofA                      $99.98                   2,248,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
        JP Morgan                  $101.38                   2,285,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
      Credit Suisse                 $99.90                   2,300,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
      Deutsche Bank                 $99.82                   1,145,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
        JP Morgan                   $99.97                   4,077,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
     Morgan Stanley                 $99.65                   5,795,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
     Morgan Stanley                 $99.77                   4,305,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
        JP Morgan                   $99.79                   4,695,000                        $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------
          BofA                      $99.63                    600,000                         $0.00
-------------------------- ------------------------- -------------------------- -----------------------------------